As filed with the Securities and Exchange Commission on April 3, 2012

Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on May 4, 2012, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING ARTIO FOREIGN PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

May 15, 2012

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Artio Foreign Portfolio, (“ING Artio Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on June 28, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of ING Artio Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of ING Artio Portfolio with and into ING Templeton Foreign Equity Portfolio (“ING Templeton Portfolio”) (together with ING Artio Portfolio, the “Portfolios”, each a “Portfolio”).  Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of ING Artio Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy.  If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of ING Templeton Portfolio instead of shares ING Artio Portfolio beginning on the date the Reorganization occurs.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio with greater scale which seeks long-term capital growth.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board of Trustees/Directors has concluded that the Reorganization is in the best interests of the ING Artio Portfolio and its shareholders and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than June 27, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING ARTIO FOREIGN PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Scheduled for June 28, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Artio Foreign Portfolio (“ING Artio Portfolio”) is scheduled for 10:00 A.M., Local time on June 28, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, ING Artio Portfolio’s shareholders will be asked:

1.               To approve an Agreement and Plan of Reorganization by and between ING Artio Portfolio and ING Templeton Foreign Equity Portfolio (“ING Templeton Portfolio”), providing for the reorganization of ING Artio Portfolio into ING Templeton Portfolio; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees/Directors has concluded that the Reorganization is in the best interests of ING Artio Portfolio and its shareholders and recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on March 30, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 27, 2012, the enclosed Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the ING Artio Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees/Directors

Huey P. Falgout, Jr. Secretary May 15, 2012

PROXY STATEMENT/PROSPECTUS

MAY 15, 2012

PROXY STATEMENT FOR:

ING ARTIO FOREIGN PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Special Meeting of Shareholders

of ING Artio Foreign Portfolio

Scheduled for June 28, 2012

PROSPECTUS FOR:

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

(A series of ING Partners, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 262-3862

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 28, 2012

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:  www.proxyweb.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION

What’s happening?

On January 12, 2012, the Boards of Trustees/Directors (the “Board”) of ING Artio Foreign Portfolio (“ING Artio Portfolio”) and ING Templeton Foreign Equity Portfolio (“ING Templeton Portfolio”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of ING Artio Portfolio with and into ING Templeton Portfolio (the “Reorganization”).  The Reorganization requires shareholder approval.

Why did you send me this booklet?

Shares of ING Artio Portfolio have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity and/or variable life contract (“Variable Contracts”) or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Voting Instruction Card for ING Artio Portfolio.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The insurance companies and Qualified Plans or their trustees, as record owners of ING Artio Portfolio shares are, in most cases, the true “shareholders” of ING Artio Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise.  Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

Because you, as a shareholder of ING Artio Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of ING Templeton Portfolio, this Proxy Statement also serves as a prospectus for ING Templeton Portfolio.  ING Templeton Portfolio is an open-end management investment company, which seeks long-term capital growth, as described more fully below.

What Proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of ING Artio Portfolio is scheduled for the following purposes:

1.               To approve an Agreement and Plan of Reorganization by and between ING Artio Portfolio and ING Templeton Portfolio providing for the reorganization of ING Artio Portfolio into ING Templeton Portfolio; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of ING Artio Portfolio as of the close of business on March 30, 2012 (the “Record Date”), are eligible to vote. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person.  Shareholders can vote by completing, signing, and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Voting Instructions Card. To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card.  These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 28, 2012, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/literature.

The following documents are incorporated by reference: (i) the Statement of Additional Information (“SAI”) dated May 15, 2012, relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and SAI for ING Artio Portfolio dated April 30, 2012; and (iii) the Prospectuses and SAI for ING Templeton Portfolio dated April 30, 2012.  For a copy of the current prospectuses, SAI, annual report, and semi-annual report for each Portfolio without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call (800) 992-0180.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials, and other information with the U.S. Securities and Exchange Commission (“SEC”).  You can copy and review information about each Portfolio at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

SUMMARY OF THE REORGANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  For more information about ING Templeton Portfolio, please consult Appendix B and the relevant Prospectuses dated April 30, 2012.

On January 12, 2012, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of ING Artio Portfolio to ING Templeton Portfolio in exchange for shares of beneficial interest of ING Templeton Portfolio;

•                  the assumption by ING Templeton Portfolio of all of the liabilities of ING Artio Portfolio;

•                  the distribution of shares of ING Templeton Portfolio to the shareholders of ING Artio Portfolio; and

•                  the complete liquidation of ING Artio Portfolio.

If shareholders approve the Reorganization, each owner of Class ADV, Class I, and Class S shares of ING Artio Portfolio would become a shareholder of the corresponding share class of ING Templeton Portfolio while each owner of Class S2 shares of ING Artio Portfolio would become a shareholder of Class S of ING Templeton Portfolio.  The Reorganization is expected to be effective on July 20, 2012, or such other date as the parties may agree (the “Closing Date”). Each shareholder of ING Artio Portfolio will hold, immediately after the Closing Date, shares of ING Templeton Portfolio having an aggregate value equal to the aggregate value of the shares of ING Artio Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Portfolios have substantially similar investment objectives.

•                  Directed Services LLC (“DSL” or the “Adviser”) serves as adviser to both Portfolios.

•                  The gross and net expense ratios for all Classes of ING Artio Portfolio are expected to decrease as a result of the Reorganization.

•                  As a result of the Reorganization, Class S2 shareholders of ING Artio Portfolio will become shareholders of Class S of ING Templeton Portfolio.

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts and by participants in Qualified Plans; consequently, Variable Contract Holders and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges, redemption of shares, and related fees;

•                  Each Portfolio is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”); and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither ING Artio Portfolio nor its shareholders, nor ING Templeton Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of ING Artio Portfolio are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the reorganization of ING Artio Portfolio with and into ING Templeton Portfolio.  If the Reorganization Agreement is approved, shareholders in ING Artio Portfolio will become shareholders in ING Templeton Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

On October 12, 2011, as part of the Board’s annual review of the sub-advisory arrangements, the Board directed DSL to explore options to address the Board’s concerns about ING Artio Portfolio’s underperformance and recent outflows.  After analyzing the alternatives, DSL recommended reorganizing ING Artio Portfolio with and into ING Templeton Portfolio.

During the January 12, 2012 Board Meeting, the Reorganization was presented for consideration to the Board.  The Board, including a majority of the Independent Trustees/Directors, determined that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Portfolios and their shareholders.

The Reorganization will allow ING Artio Portfolio’s shareholders to remain invested in a professionally managed portfolio that seeks long-term capital growth.

How do the Investment Objectives compare?

As described in the chart that follows, ING Artio Portfolio and ING Templeton Portfolio have substantially identical investment objectives.

	ING Artio Portfolio	ING Templeton Portfolio
Investment Objective	The Fund seeks long-term growth of capital.	The Fund seeks long-term capital growth.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of ING Templeton Portfolio after giving effect to the Reorganization, would be the same as the current fees and expenses of ING Templeton Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contracts or a Qualified Plans. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Advisory Agreement between DSL and ING Artio Portfolio provides for a “bundled fee” arrangement under which DSL provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee.  The advisory agreement between DSL and ING Templeton Portfolio provides for an advisory fee, for which DSL provides advisory services only.  Other services are provided to ING Templeton Portfolio under separate agreements.

Annual Portfolio Operating Expenses

Expenses you pay each year as a % of the value of your investment

		Artio Portfolio		ING Templeton Portfolio		ING Templeton Portfolio Pro Forma
Class ADV
Management Fee	%	0.92		0.79		0.78
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75		0.50		0.50
Other Expenses	%	0.03	(1)	0.19		0.16
Total Annual Portfolio Operating Expenses(2)%		1.70		1.48		1.44
Waivers and Reimbursements	%	(0.15	)(3)	—	(4)	(0.02	)(5)
Total Annual Portfolio Operating Expenses	%	1.55		1.48		1.42
After Waivers and Reimbursements

Class I
Management Fee	%	0.92		0.79		0.78
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Other Expenses	%	0.03	(1)	0.19		0.16
Total Annual Portfolio Operating Expenses(2)%		0.95		0.98		0.94
Waivers and Reimbursements	%	N/A		—	(4)	(0.02	)(5)
Total Annual Portfolio Operating Expenses	%	0.95		0.98		0.92
After Waivers and Reimbursements

Class S
Management Fee	%	0.92		0.79		0.78
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25		0.25
Other Expenses	%	0.03	(1)	0.19		0.16
Total Annual Portfolio Operating Expenses(2)%		1.20		1.23		1.19
Waivers and Reimbursements	%	N/A		—	(4)	(0.02	)(5)
Total Annual Portfolio Operating Expenses	%	N/A		1.23		1.17
After Waivers and Reimbursements

Class S2(6)
Management Fee	%	0.92		N/A		N/A
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50		N/A		N/A
Other Expenses	%	0.03	(1)	N/A		N/A
Total Annual Portfolio Operating Expenses(2)%		1.45		N/A		N/A
Waivers and Reimbursements	%	(0.10	)(3)	N/A		N/A
Total Annual Portfolio Operating Expenses	%	1.35		N/A		N/A
After Waivers and Reimbursements

(1)          Acquired Fund Fees and Expenses are as of December 31, 2010.

(2)          Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflect the operating expenses of the Portfolio and does not include acquired fund fees and expenses.

(3)          The Distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares and 0.10% of the distribution fee for Class S2 shares through May 1, 2013. There is no guarantee that the distribution fee waivers will continue after May 1, 2013. The distribution fee waivers will only renew if the Distributor elects to renew them.

(4)          The Adviser is contractually obligated to limit expenses to 1.48% of Class ADV shares, 0.98% of Class I shares, and 1.23% of Class S shares through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expense, and extraordinary expenses.  The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the Advisory Agreement and is subject to possible recoupment by the Adviser within three years.

(5)          The Adviser is contractually obligated to limit expenses to 1.48% of Class ADV shares, 0.98% of Class I shares, and 1.23% of Class S shares through May 1, 2014, contingent upon shareholder approval of the Reorganization.  The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the Advisory Agreement and is subject to possible recoupment by the Adviser within three years.  In addition, effective July 21, 2012, contingent upon shareholder approval of the Reorganization, the Adviser is contractually obligated to further limit expenses to 1.42% of Class ADV shares, 0.92% of Class I shares, and 1.17% of Class S shares through May 1, 2014.  There is no guarantee that this obligation will continue after May 1, 2014 and the obligation will only continue if the Adviser elects to renew it.  Any fees waived pursuant to this obligation shall not be eligible for recoupment.  These obligations do not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.

(6)   Class S2 of ING Artio Portfolio are proposed to be merged into Class S of ING Templeton Portfolio.

Expense Example $

Expenses you pay each year as a % of the value of your investment

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	ING Artio Portfolio				ING Templeton Portfolio				ING Templeton Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$158	521	909	1,996	151	468	808	1,768	145	454	785	1,722
I	$97	303	525	1,166	100	312	542	1,201	94	298	518	1,153
S	$122	381	660	1,455	125	390	676	1,489	119	376	652	1,441
S2	$137	449	783	1,727	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, both Portfolios invest substantially all of their assets in foreign securities; however, ING Artio Portfolio may also invest in high-yield bonds.  ING Artio Portfolio employs a strategy that combines both top-down and bottom-up analysis, while ING Templeton Portfolio employs a fundamental, bottom-up value strategy.

	ING Artio Portfolio	ING Templeton Portfolio
Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The equity securities in which the Portfolio may invest include common and preferred stocks,

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock

ING Artio Portfolio	ING Templeton Portfolio

depositary receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds.

The Portfolio normally has a bias towards large companies, but may also invest in smaller companies. For these purposes, large companies include companies with market capitalizations of $10 billion or greater. The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of assets) high-risk and high-yield, non-investment grade instruments commonly known as “junk bonds.” The Portfolio may use derivatives, including futures, options, swaps and forward contracts for hedging purposes, and futures and forward contracts for non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under  the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain dollar bloc countries including Australia, New Zealand, and Canada), the stock selection process is primarily bottom-up concentrating on company factors such as balance sheet metrics and industry factors such as performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Sub-Adviser believes that most investment returns in developed markets come from sound, company specific fundamental research. In emerging markets, the Sub-Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity, and geopolitical factors of particular areas. The Sub-Adviser uses a combination of both bottom-up and top-down analysis to determine specific investments within Japan.

that may be converted into common stock after certain time periods or under certain circumstances.

The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

When choosing equity investments for the Portfolio, the sub-adviser (“Sub-Adviser”) applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Portfolio, the Sub-Adviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

ING Artio Portfolio	ING Templeton Portfolio

In selecting investments for the Portfolio, the Sub-Adviser focuses on securities located in at least five countries, although the Portfolio may at times invest all of its assets in fewer than five countries. The Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as “emerging markets.” It presently does not anticipate investing more than 35% of its total assets in such securities.

The Sub-Adviser manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in “growth” or “value” securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers what it believes are companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. When deemed appropriate, the Sub-Adviser may, from time to time, seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

How do the Principal Risks of Investing in the Portfolios compare?

Because the Portfolios have a similar investment objective, many of the risks of investing in ING Artio Portfolio are the same as the risks of investing in ING Templeton Portfolio.  The following summarizes and compares the principal risks of investing in the Portfolios.

Risks	ING Artio Portfolio	ING Templeton Portfolio

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

✓

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

	✓	✓

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

	✓	✓

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

	✓	✓

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

	✓	✓

Foreign Investments/Developing and Emerging Markets   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

	✓	✓

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

✓

Risks	ING Artio Portfolio	ING Templeton Portfolio

Interest Rate   With bonds and other debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

	✓	✓

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

✓

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

	✓	✓

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolio invests. Rather, the market could favor securities to which the Portfolio is not exposed or may not favor equities at all.

	✓	✓

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

	✓	✓

Risks	ING Artio Portfolio	ING Templeton Portfolio

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

	✓	✓

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

	✓	✓

How does ING Artio Portfolio’s Performance compare to that of ING Templeton Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios.  The following bar charts show the changes in the Portfolios’ Class S shares’ performance from year to year and the table compares the Portfolios’ performance to the performance of certain broad-based securities market indices for the same period.  The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING Artio Foreign Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: Second, 2003, 19.92% and Worst quarter: Third, 2011, (23.58)%

ING Templeton Foreign Equity Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: Second, 2009, 25.97% and Worst quarter: Third, 2011, (21.34)%

Average Annual Total Returns%
(for the periods ended December 31, 2011)

	1 Year	5 Years (or life of the class)		10 Years (or life of the class)		Inception Date
ING Artio Portfolio
Class ADV %	(22.15)	(8.32)		(5.91)		04/28/06
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92)		(0.95	)(2)

Class I %	(21.63)	(7.73)		0.51		12/03/04
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92)		4.09	(2)

Class S %	(21.83)	(7.99)		2.43		05/01/02
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92	)(2)	6.30	(2)

Class S2%	(21.97)	(8.13)		4.11		09/09/02
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92)		8.11	(2)

ING Templeton Portfolio
Class ADV %	(12.42)	(3.09)		(2.94)		12/20/06
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92)		(2.92	)(2)
MSCI EAFE® Index(1)%	(12.14)	(4.72)		(4.72	)(2)

Class I %	(12.00)	(2.72)		0.98		01/03/06
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92	)(2)	1.48	(2)
MSCI EAFE® Index(1)%	(12.14)	(4.72)		(0.13	)(2)

Class S %	(12.21)	(2.97)		0.69		01/12/06
MSCI ACW IndexSM Ex-U.S.(1)%	(13.71)	(2.92	)(2)	1.48	(2)
MSCI EAFE® Index(1)%	(12.14)	(4.72	)(2)	(0.13	)(2)

(1)          The Morgan Stanley Capital International All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.  The Morgan Stanley Capital International - Europe, Australasia, and Far East® (“MSCI EAFE®”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.  The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)          Reflects index performance since the date closest to the Class’ inception for which data is available.

How do certain characteristics of the Portfolios compare?

The following table compares certain characteristics of the Portfolios as of December 31, 2011.

	ING Artio Portfolio		ING Templeton Portfolio
Net Assets	$486,093,794		$518,381,451

Portfolio Turnover Rate	64%		14%

Top Ten Holdings	Royal Dutch Shell PLC — Class A	2.7%	Samsung Electronics Co., Ltd. GDR	2.9%
(as a percentage of net assets)	Vodafone Group PLC	2.4%	Royal Dutch Shell PLC — Class B	2.5%
	BG Group PLC	2.0%	China Telecom Corp., Ltd.	2.4%
	Fraport AG Frankfurt Airport Services Worldwide	1.9%	GlaxoSmithKline PLC	2.4%
	Novo-Nordisk A/S	1.8%	Telenor ASA	2.3%
	BHP Billiton PLC	1.7%	Sanofi-Aventis	2.2%
	Sberbank of Russian Federation	1.7%	Statoil ASA	2.1%
	Suncor Energy, Inc.	1.6%	Vodafone Group PLC	2.0%
	Novartis AG	1.6%	DBS Group Holdings	2.0%
	Uni-Charm Corp.	1.5%	SAP AG	2.0%

Portfolio holdings are subject to change daily.

Country Allocation	United Kingdom	15.7%	United Kingdom	17.0%
(as a percentage of net assets)	Japan	11.8%	Germany	10.8%
	France	7.1%	France	8.8%
	Germany	7.0%	Switzerland	8.2%
	Switzerland	6.7%	Netherlands	8.1%
	China	6.6%	China	6.7%
	Canada	5.5%	South Korea	5.6%
	Netherlands	3.8%	Norway	4.4%
	Russia	2.5%	Hong Kong	3.6%
	Countries between 0.0% - 2.1%	17.6%	Spain	3.3%
	Assets in Excess of Other Liabilities*	15.7%	Countries between 0.3%-3.2%^	20.9%
			Assets in Excess of Other Liabilities	2.6%
	Net Assets	100%	Net Assets	100%

*Includes short-term investments.
Includes 21 countries, which each represents 0.00%-2.1% of net assets ^Includes 12 countries, which each represents 0.3%-3.2% of net assets

Portfolio holdings are subject to change daily.

How does the Management of the Portfolios compare?

The following table describes the management of the Portfolios.

	ING Artio Portfolio	ING Templeton Portfolio

Investment Adviser	Directed Services LLC (“DSL”)	DSL

Investment Advisory Fee (as a percentage of average daily net assets)	1.00% on the first $50 million; 0.95% on the next $200 million; 0.90% on the next $250 million; and 0.85% on assets in excess of $500 million	0.80% on the first $500 million; and 0.75% on assets over $500 million(1)

Sub-Adviser	Artio Global Management LLC (“Artio”)	Templeton Investment Counsel, LLC

Sub-Advisory Fee (as a percentage of average daily net assets)	0.450% on the first $500 million; when assets are greater than or equal to $500 million, the fee schedule resets as indicated below: 0.40% on all assets.	0.625% on the first $50 million; 0.465% on the next $150 million; 0.375% on the next $300 million; 0.350% on the next $300 million; and 0.300% thereafter(2),(3)

Portfolio Manager(s)	Richard Pell (since 09/03) Rudolph-Riad Younes (since 09/03)	Gary P. Motyl (since 01/06) Antonio T. Docal (since 11/06) Peter A. Nori (since 11/06) Cindy L. Sweeting (since 11/06)

Administrator	N/A	ING Funds Services, LLC (“Administrator”)

Administrative Fee (as a percentage of average daily net assets)	N/A	0.10%

(1)          If the ING Templeton Portfolio invests in Templeton Institutional Funds — Foreign Smaller Companies Series (the “Underlying Funds”), DSL will waive its fees with respect to ING Templeton Portfolio’s assets invested in the Underlying Funds.  The waiver will be equal to the advisory fee received by Templeton from the Underlying Funds attributable to Templeton’s management of ING Templeton Portfolio assets that are invested in the Underlying Funds.

(2)          To seek to achieve a return on un-invested cash or for other reasons, ING Templeton Portfolio may invest its assets in Underlying Funds.  ING Templeton Portfolio’s purchase of shares of the Underlying Funds will result in ING Templeton Portfolio paying a proportionate share of the expenses of the Underlying Funds.  Templeton will waive its fee with respect to ING Templeton Portfolio’s assets invested in the Underlying Funds.  The waiver will be calculated as follows:  (1) the value of the assets of ING Templeton Portfolio that are invested in the Underlying Funds shall be divided by the value of the Underlying Fund’s average daily net assets for the month; and (2) the product of the foregoing calculations shall be multiplied by the value of the sub-advisory fee due to Templeton from the Underlying Funds for that calendar year.

(3)         For purposes of calculating fees under this agreement, the assets of ING Templeton Portfolio shall be aggregated with the assets of ING Templeton Global Growth Portfolio and ING Franklin Income Portfolio, two series of ING Investors Trust, which are not parties to this agreement.

Adviser to the Portfolios

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolios’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. As of December 31, 2011, DSL managed approximately $[   ] billon in registered investment company assets.

Sub-Advisers to the Portfolios

DSL has engaged Artio Global Management LLC (“Artio Global”) and Templeton Investment Counsel, LLC (“Templeton”) to serve as sub-adviser to ING Artio Portfolio and ING Templeton Portfolio, respectively, to provide the day-to-day management of each respective Portfolio.

Artio Global, through its intermediary holding company, is a registered investment adviser majority-owned by Artio Global Investors Inc. Artio Global Investors Inc. recently conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009. Currently, the public owns approximately 53% of the shares while GAM Holding Ltd. (formerly, Julius Baer Holding Ltd.) of Zurich, Switzerland owns approximately 28% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio Global, including its key portfolio managers, Richard Pell and Rudolph-Riad Younes.

The principal address of Artio Global is 330 Madison Avenue, New York, New York 10017. As of December 31, 2011, Artio Global had over $[    ] billion under management.

The following individuals are jointly responsible for the day-to-day management of ING Artio Portfolio.  Richard Pell, Chairman, Chief Investment Officer and Chief Executive Officer, has been with Artio Global since

January 1995.  Rudolph-Riad Younes, CFA, Managing Director and Head of International Equity, has been with Artio Global since September 1993.

Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Templeton is 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091. As of December 31, 2011, Templeton and its affiliates had over $[ ] billion in assets under management.

The following individuals are responsible for the day-to-day management of ING Templeton Portfolio. Mr. Motyl has primary responsibility for the Portfolio’s investments. Mr. Docal, Mr. Nori and Ms. Sweeting have secondary portfolio management responsibilities.

Gary P. Motyl, CFA, President of Investment Counsel, has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981.

Peter A. Nori, CFA, Executive Vice President/Portfolio Manager — Research Analyst of Investment Counsel, joined Franklin Templeton Investments in 1987 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.

Antonio T. Docal, CFA, Senior Vice President of Investment Counsel, joined Franklin Templeton Investments in 2001 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.

Cindy Sweeting, CFA, is Executive Vice President/Director of Research of Investment Counsel. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997.

The Administrator

ING Funds Services, LLC serves as administrator to ING Templeton Portfolio.  The administrative services provided include acting as a liaison among the various service providers to the ING Templeton Portfolio, including the custodian, portfolio accounting agent, the sub-advisers, and the insurance companies to which a portfolio offers its shares. The Administrator also reviews ING Templeton Portfolio for compliance with applicable legal requirements and monitors the sub-advisers for compliance with requirements under applicable law and with the investment policies and restrictions of ING Templeton Portfolio.

The Administrator does not serve as administrator to ING Artio Portfolio.  The Advisory Agreement between DSL and ING Artio Portfolio provides for a “bundled fee” arrangement under which DSL provides administrative services in addition to advisory and other services in return for a single management fee.

The Distributor

ING Investments Distributor, LLC is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Funds Distributor, LLC (“IFD”), the predecessor to the Distributor. As a result of this transfer, IFD assumed all contractual obligations and became the sole distributor for the Portfolios. Effective July 30, 2010, IFD changed its name to ING Investments Distributor, LLC.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of ING Artio Portfolio and ING Templeton Portfolio?

The key differences are described in the table below.

	ING Artio Portfolio	ING Templeton Portfolio
Election and Removal of Trustees/Directors

The shareholders of IIT shall elect Trustees at shareholder meetings called for that purpose to the extent required by the 1940 Act. The Trustees may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective

At any meeting of shareholders duly called for the purpose, shareholders have the power to elect and remove Directors by the vote of a majority of all the shares entitled to vote. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term.

Mergers and Liquidation

Consolidation or merger shall require the approval of a majority shareholder vote of each Series affected thereby. The terms “merge” or “merger” as used therein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

The liquidation of the Portfolio in which there are shares then outstanding may be authorized by a vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act.

Because ING Artio Portfolio is organized as a Massachusetts business trust and ING Templeton Portfolio is organized as a Maryland corporation, there are some differences between the rights of shareholders of the Portfolios. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, IIT’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio. As such, shareholders of ING Artio Portfolio have no personal liability for the Portfolio’s acts or obligations. Under Maryland law, shareholders of ING Templeton Portfolio have no personal liability for the Portfolio’s acts or obligations.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of ING Artio Portfolio in exchange for shares of beneficial interest of ING Templeton Portfolio and the assumption by ING Templeton Portfolio of all of ING Artio Portfolio’s liabilities; and (ii) the distribution of shares of ING Templeton Portfolio to shareholders of ING Artio Portfolio, as provided for in the Reorganization Agreement. ING Artio Portfolio will then be liquidated.

Each shareholder of Class ADV, Class I, and Class S shares of ING Artio Portfolio will hold, immediately after the Closing Date, the corresponding share class of ING Templeton Portfolio having an aggregate value equal to the aggregate value of the shares of ING Artio Portfolio held by that shareholder as of the close of business on the Closing Date.  Each shareholder of Class S2 shares of ING Artio Portfolio will hold, immediately after the Closing Date, Class S shares of ING Templeton Portfolio having an aggregate value equal to the aggregate value of the shares of ING Artio Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of ING Templeton Portfolio generally will not be represented by physical certificates.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Artio Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate).  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither ING Artio Portfolio nor its shareholders, nor ING Templeton Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, ING Artio Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Portfolio Transitioning

If the Reorganization is approved by shareholders, a transition manager will be retained on or about [] to align ING Artio Portfolio’s investment portfolio with ING Templeton Portfolio’s investment strategies prior to the Closing Date.  The transition manager is expected to sell all of ING Artio Portfolio’s holdings shortly prior to the Closing Date.  The proceeds of such sales are expected to be invested in securities that Templeton wishes for ING Templeton Portfolio to hold and temporary investments, which will be delivered to ING Templeton Portfolio at the Closing Date. During the transition period, ING Artio Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, Templeton, as the sub-adviser to ING Templeton Portfolio, may also sell portfolio holdings that it acquired from ING Artio Portfolio, and ING Templeton Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

Future Allocation of Premiums

Certain shares of ING Artio Portfolio have been purchased at the direction of Variable Contract owners by participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, participating Insurance Companies have advised us that all premiums or transfers to ING Artio Portfolio will be allocated to ING Templeton Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interest of ING Artio Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization.  The Board is therefore recommending that ING Artio Portfolio’s shareholders vote “FOR” the Reorganization.

What factors did the Board consider?

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of potential affiliated and unaffiliated sub-advisers that could replace Artio Global; (2) DSL’s analysis of potential alternative portfolios that could have served as a merger partner for ING Artio Portfolio other than ING Templeton Portfolio; (3) the gross and net expense ratios that current shareholders of ING Artio Portfolio are expected to experience as a result of the Reorganization; (4) the comparative fee structure of the Portfolios; (5) the investment performance of ING Templeton Portfolio as compared to ING Artio Portfolio for the one-, three-, and five-year periods ended December 31, 2011 as well as the comparative investment performance for prior calendar years; (6) the similarity and differences in investment styles between ING Artio Portfolio and ING Templeton Portfolio; (7) the significantly larger combined asset size that would result from the Reorganization, which would likely result in economies of scale for the benefit of current shareholders of ING Artio Portfolio; (8) the net revenue benefits for DSL and its affiliates; (9) the other potential benefits of the Reorganization to ING Artio Portfolio’s shareholders; (10) the direct or indirect costs to be incurred by each Portfolio and its shareholders in connection with the Reorganization, including the cost of transitioning ING Artio Portfolio; (11) the expected tax consequences of the Reorganization to ING Artio Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (12) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of ING Artio Portfolio do not approve the Reorganization, ING Artio Portfolio will continue to be managed by DSL as described in the prospectus, and the Board will determine what additional action should be taken.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

ING Artio Portfolio is organized as a series of ING Investors Trust (“IIT”), an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of ten members. For more information on the history of IIT, see the SAI of ING Artio Portfolio dated April 30, 2012.

Templeton Foreign Equity Portfolio is organized as a series of ING Partners, Inc. (“IPI”), an open-end management investment company organized as a Maryland corporation. IPI is governed by the same Board that governs IIT. For more information on the history of IPI, see the SAI of ING Templeton Portfolio dated April 30, 2012.

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the net asset value (“NAV”) of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2011 and on a pro forma basis as of December 31, 2011, giving effect to the reorganization

	ING Artio Portfolio	ING Templeton Portfolio	Adjustments		ING Templeton Portfolio Pro Forma
Class ADV
Net Assets	$1,908,221	$23,119,672	—		$25,027,893
Net Asset Value Per Share	$8.84	$9.45	—		$9.45
Shares Outstanding	215,754	2,446,137	(13,826	)(A)	2,648,065

Class I
Net Assets	$31,163,371	$289,933,567	—		$321,096,938
Net Asset Value Per Share	$8.97	$9.52	—		$9.52
Shares Outstanding	3,474,285	30,452,313	(200,822	)(A)	33,725,776

Class S
Net Assets	$421,574,596	$204,315,288	$31,447,606	(A),(B)	$657,337,490
Net Asset Value Per Share	$8.87	$9.48	—		$9.48
Shares Outstanding	47,516,613	21,551,333	270,539	(A)	69,338,485

Class S2
Net Assets	$31,447,606	N/A	$(31,477,606	)(A),(B)	N/A
Net Asset Value Per Share	$8.82	N/A	—		N/A
Shares Outstanding	3,565,641	N/A	(3,565,641	)(B)	N/A

(A)      Reflects new shares issued, net of retired shares of ING Artio Portfolio.  (Calculation: Net Asset ÷ NAV per share)

(B)        Reflects adjustment due to merging Class S2 into Class S.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of ING Artio Portfolio’s shareholders.

How is my proxy being solicited?

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting.  Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about May 15, 2012.  In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolios shares as directed by shareholders.  Please complete and execute your Voting Instruction Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instruction Card but did not vote on the Reorganization, your proxies will vote on the Reorganization as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Reorganization and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of ING Artio Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  The holders of 30 percent of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of ING Artio Portfolio at the close of business on March 30, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for ING Artio Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on June 27, 2012.  As of the Record Date, the following shares of beneficial interest of ING Artio Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV
Class I
Class S
Class S2
Total

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and participating insurance companies will vote ING Artio Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. ING Artio Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the ING Artio Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of ING Artio Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such non-vote will be treated as shares that are not present at the Special Meeting for purposes of determining the existence of a quorum.  Both abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

[Confirm] [To the knowledge of the Adviser, as of March 30, 2012, no current Director/Trustee owns 1% or more of the outstanding shares of the Portfolios, and the officers and [Directors or Trustees] own, as a group, less than 1% of the shares of the Portfolios.]

Appendix B hereto lists the persons that, as of March 30, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of ING Artio Portfolio or ING Templeton Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Reorganization discussed in this Proxy Statement/Prospectus.

What is “Householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio’s shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolios in writing at 7337 East Doubletree Ranch, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

Who pays for this Proxy Solicitation/Prospectus?

The Portfolios will not pay the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders.  DSL (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.
Secretary

May 15, 2012
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A:  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 12th day of January, 2012, by and between ING Partners, Inc. (“IPI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Templeton Foreign Equity Portfolio (the “Acquiring Portfolio”), and ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Artio Foreign Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class ADV, Class I and Class S voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of IPI has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                              Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I and Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each Class ADV, Class I and Class S, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Class S2 shares, computed in the manner and as of the time and date set forth in paragraph 2.1., by the net asset value of one Acquiring Portfolio Share of Class S, computed in the manner and as of the time and date set forth in paragraph 2.2.; and (iii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.                              The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.                              The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                              Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I and Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; (ii) distribute to the Acquired Portfolio’s shareholders of record with respect to Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of Class S received by the Acquired Portfolio pursuant to paragraph 1.1.; and (iii) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to the Acquired Portfolio Shareholders of each class shall be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will represent a number of  the Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I and Class S Acquiring Portfolio Shares in connection with such exchange.

1.5.                                                                              Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.                                                                              Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.                              The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.                              The net asset value of a Class ADV, Class I and Class S Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.                                                                              The number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class ADV, Class I and Class S assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I and Class S shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class determined in accordance with paragraph 2.2.  The number of Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class S2 assets shall be determined by dividing the value of the net assets with respect to the Class S2 shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class S Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.                                                                              All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.                                      CLOSING AND CLOSING DATE

3.1.                                                                              The Closing Date shall be July 20, 2012 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.                                                                              The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                                                                              The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                                                                              In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                                                                              Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, on behalf of the Acquired Portfolio, represents and warrants to IPI as follows:

(a)                      The Acquired Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)                        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                     All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)                     Except as otherwise disclosed in writing to and accepted by IPI, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                         Since December 31, 2011, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)                      On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                         For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(m)                   All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)                     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                     The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                     The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                                                                              Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IPI, IPI, on behalf of the Acquiring Portfolio, represents and warrants to IIT as follows:

(a)                      The Acquiring Portfolio is duly organized as a series of IPI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under IPI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IPI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)                        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IPI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IPI, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IPI, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)                     Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IPI, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  IPI, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)                         Since December 31, 2011, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)                         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                      For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)                         All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IPI and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                   The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of IPI, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                     The Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)                     The information to be furnished by IPI for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)                     That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.                              The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                                                                              The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                                                                              The Acquired Portfolio covenants that the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                                                                              The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.                                                                              Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                                                                              The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.                                                                              As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I and Class S Acquiring Portfolio Shares received at the Closing.

5.8.                                                                              The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                                                                              IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IPI, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IIT’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) IPI’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IPI, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                                                                              All representations and warranties of IPI, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                                                                              IPI shall have delivered to IIT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IIT and dated as of the Closing Date, to the effect that the representations and warranties of IPI, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as IIT shall reasonably request;

6.3.                                                                              IPI, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IPI, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                                                                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IPI, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IPI’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                                                                              All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                                                                              IIT shall have delivered to IPI a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.                                                                              IIT shall have delivered to IPI on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to IPI and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IPI shall reasonably request;

7.4.                                                                              IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.                                                                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                                                                              The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IPI, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                              The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to IPI.  Notwithstanding anything herein to the contrary, neither IIT nor IPI may waive the conditions set forth in this paragraph 8.1;

8.2.                              On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                              All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IPI or IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.                              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                              The parties shall have received the opinion of Dechert LLP addressed to IIT and IPI substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT and IPI.  Notwithstanding anything herein to the contrary, neither IIT nor IPI may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                              IIT, on behalf of the Acquired Portfolio, and IPI, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                                  The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       TERMINATION

                                                This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2012, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

11.       AMENDMENTS

                                                This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT and IPI; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.       NOTICES

                                                Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Partners, Inc.	ING Investors Trust
7337 East Doubletree Ranch Road, Suite 100	7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034	Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.	Attn: Huey P. Falgout, Jr.

With a copy to:	With a copy to:
Dechert LLP	Dechert LLP
1775 I Street, N.W.	1775 I Street, N.W.
Washington, D.C. 20006	Washington, D.C. 20006
Attn: Jeffrey S. Puretz	Attn: Jeffrey S. Puretz

13.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.                        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

13.4.                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5.                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT or the Articles of Incorporation of IPI, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

                                                                                                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING PARTNERS, INC., on behalf of its

ING Templeton Foreign Equity Portfolio series

By:

Name:	Todd Modic

Title:	Senior Vice President

ING INVESTORS TRUST, on behalf of its

ING Artio Foreign Portfolio series

By:

Name:	Kimberly A. Anderson

Title:	Senior Vice President

APPENDIX B:  ADDITIONAL INFORMATION REGARDING TEMPLETON FOREIGN EQUITY PORTFOLIO

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI dated April 30, 2012. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio (other than exchange-traded funds (“ETFs”) shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  securities of an issuer that has entered into a restructuring;

•                  securities whose trading has been halted or suspended;

•                  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.

The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

The Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Portfolio has a Shareholder Servicing Plan (“Service Plan”) for its Class ADV and Class S shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class ADV and Class S shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class ADV and Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for Variable Contracts issued by insurance companies and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary.

The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the

Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, when the Portfolio holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participant. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends and Distributions

The Portfolio declares and pays dividends from net investment income at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy. See the SAI dated April 30, 2012 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years or, if shorter, the period of the share class’ operations.  Certain information reflects financial results for a single share.  The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming the reinvestment of all dividends and distributions).  This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm.  The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2011 and unaudited semi-annual shareholder report dated June 30, 2011, are incorporated herein by reference.

		Income (loss) from investment operations			Less distributions					Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized Gains	Total Distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investent income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-11	10.99	0.20	(1.57)	(1.37)	0.17	—	0.17	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
12-31-10	10.36	0.13	0.70	0.83	0.20	—	0.20	10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
12-31-09	7.84	0.14	2.38	2.52	—	—	—	10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
12-31-08	13.65	0.23	(5.81)	(5.58)	0.23	—	0.23	7.84	(40.88)	1.46	1.47	1.47	2.22	9,418	11
12-31-07	12.03	0.18	1.68	1.86	0.13	0.11	0.24	13.65	15.42	1.49	1.48	1.48	1.40	1	20

Class I
12-31-11	11.05	0.26	(1.59)	(1.33)	0.20	—	0.20	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
12-31-10	10.40	0.19	0.70	0.89	0.24	—	0.24	11.05	8.87	0.96	0.96	0.96	1.89	401,997	14
12-31-09	7.83	0.20	2.37	2.57	—	—	—	10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
12-31-08	13.66	0.29	(5.85)	(5.56)	0.27	—	0.27	7.83	(40.72)	0.96	0.97	0.97	2.77	405,874	11
12-31-07	12.03	0.24	1.63	1.87	0.13	0.11	0.24	13.66	15.50	0.99	0.98	0.98	1.85	46,781	20

Class S
12-31-11	11.00	0.25	(1.59)	(1.34)	0.18	—	0.18	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
12-31-10	10.36	0.17	0.69	0.86	0.22	—	0.22	11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
12-31-09	7.81	0.14	2.41	2.55	—	—	—	10.36	32.65	1.22	1.22	1.22	1.81	254,180	27
12-31-08	13.63	0.28	(5.87)	(5.59)	0.23	—	0.23	7.81	(40.97)	1.21	1.22	1.22	2.56	167,638	11
12-31-07	12.01	0.20	1.63	1.83	0.10	0.11	0.21	13.63	15.23	1.24	1.23	1.23	1.49	131,882	20

(1)       Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.  Total return for periods less than one year is not annualized.

(2)       Annualized for periods less than a year.

(3)       Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

         Calculated using average number of shares outstanding throughout the period.

APPENDIX C:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of March 30, 2012:

ING Artio Foreign Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolios	Percentage of Combined Portfolios After the Reorganization*

ING Templeton Foreign Equity Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolios	Percentage of Combined Portfolios After the Reorganization*

*                                         On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolios on the date of consummation of the Reorganization is the same as on March 30, 2012.

C - 1

PART B

ING Partners, Inc.

Statement of Additional Information

May 15, 2012

Acquisition of the Assets and Liabilities of: ING Artio Foreign Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road,Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Templeton Foreign Equity Portfolio (A Series of ING Partners, Inc.) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust’s (“SAI”) is available to the shareholders of ING Artio Foreign Portfolio (“Artio Portfolio”, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of Artio Portfolio will be transferred to ING Templeton Foreign Equity Portfolio (“Templeton Portfolio,” together with Artio Portfolio, the “Portfolios, each a “Portfolio”), a series of ING Partners, Inc., in exchange for shares of Artio Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Artio Portfolio; [(iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for Artio Portfolio, dated May 1, 2012, as filed on [] (File No: []) and the SAI for Templeton Portfolio dated May 1, 2012, as filed on [] (File No: []).

2.               The Financial Statements of Artio Portfolio included in the Annual Report dated December 31, 2011, as filed on [] and the Semi-Annual Report dated June 30, 2011, as filed on September 2, 2011 (File No: 811-05629) and the Financial Statements of Templeton Portfolio included in the Annual Report dated December 31, 2011, as filed on [] and the Semi-Annual Report dated June 30, 2011, as filed on September 2, 2011 (File No. 811-08319).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated May 15, 2012, relating to the Reorganization of Artio Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Set forth below is an excerpt from the annual report of ING Templeton Foreign Equity Portfolio (“Templeton Portfolio”) dated December 31, 2011.

*           *           *           *

Market Perspective:  Year ended December 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

2

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower of higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch All U.S. Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor’s.

Barclays Capital Global Aggregate Index	provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond —	An unmanaged index that includes all fixed income securities having a

3

Index	Description
2% Issuer Constrained Composite Index	maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Government/Credit Bond Index

An index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

MSCI All Country World ex U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI EAFE® Index	an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Growth Index

An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book

4

Index	Description
ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of mid-capitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P/Citigroup World Government Bond Index	S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

Portfolio Managers’ Report

ING Templeton Foreign Equity Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Gary P. Motyl, Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (12.00)% compared MSCI All Country World ex-U.S. IndexSM (“MSCI ACWI ex-U.S.”) and the MSCI EAFE® Index, which returned (13.71)% and (12.14)%, respectively, for the same period.

Portfolio Specifics: International equities, as measured by the MSCI ACWI ex-U.S., declined in 2011, notably in economically sensitive sectors amid sovereign debt concerns and slowing economic growth. The Portfolio’s allocations and stock selection among defensive and cyclical sectors benefited relative and absolute results. Among cyclical sectors, an underweighted allocation and stock selection in materials and overweighting and stock selection in energy stocks helped relative performance as most industrial commodities experienced declines. Among materials holdings we avoided what we viewed as expensive metals and mining companies. We invested instead where we believed valuations understated the strategic and technological advantages of leading oil producers like the U.K.’s Royal Dutch Shell PLC, a top portfolio performer in 2011. Stock picking also helped buoy our information technology holdings, led by South Korean semiconductor and consumer electronics firm Samsung Electronics Co., Ltd. An overweighted allocation in telecommunications services, led by the U.K.’s Vodafone Group PLC, and overweighting and stock selection in healthcare, led by European pharmaceuticals firms GlaxoSmithKline PLC (U.K.) and Sanofi-Aventis (France), aided the Portfolio’s results. Although we think healthcare strength was partly attributable to the market’s defensive rotation, we believe pharmaceuticals valuations at roughly half their long-term average offer further appreciation potential as prices seemingly assigned little or no credit for cost-cutting opportunities, pipeline productivity and global demographics, all potential long-term earnings catalysts.

Our considerable underweighting in the consumer staples sector hampered relative results. We believed consumer staples’ valuation premium to the broader market average was unjustified given the potential impact on operating and profit margins from growing competitive pressures and volatile input prices. Among cyclical sectors, the Portfolio’s overweighting and stock selection in industrials weighed on results amid a weak global capital spending outlook. Financials also detracted due to stock-specific weakness. Although we remain cautious about our financials exposure given the lack of visibility and political risk surrounding the sector, we believe

5

Europe’s debt crisis generated excessive collateral damage, leading to unwarranted downgrades for select fundamentally sound Asian and well-capitalized European financials. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s absolute performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

From a regional perspective, European holdings outperformed as we identified deep value opportunities that proved relatively resilient. Stock selection in Asia also helped relative returns. Stock selection in Canada hurt Portfolio performance.

Current Strategy and Outlook: Going forward, we believe increasing fiscal consolidation and regulation in developed markets and a potential slowdown in emerging markets following immense stimulus abatement may foster below trend economic growth. Strong business fundamentals may again attract recognition as companies compete for limited demand, potentially benefiting our value philosophy, which has been challenged in macro-driven markets but outperformed over the long term. International equities continue to look attractive to us, as we believe they offer robust average earnings yields and dividend yields. We believe volatility can create compelling opportunities for disciplined, long-term value investors.

6

Country Allocation
as of December 31, 2011
(as a percentage of net assets)

United Kingdom	17.0%
Germany	10.8%
France	8.8%
Switzerland	8.2%
Netherlands	8.1%
China	6.7%
South Korea	5.6%
Norway	4.4%
Hong Kong	3.6%
Spain	3.3%
Countries between 0.3%-3.2%^	20.9%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%

^ Includes 12 countries, which each represents 0.3%-3.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	2.9%
Royal Dutch Shell PLC — Class B	2.5%
China Telecom Corp., Ltd.	2.4%
GlaxoSmithKline PLC	2.4%
Telenor ASA	2.3%
Sanofi-Aventis	2.2%
Statoil ASA	2.1%
Vodafone Group PLC	2.0%
DBS Group Holdings Ltd.	2.0%
SAP AG	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	(12.42)%	(3.09)%	(2.94)%		—		—		—
Class I	(12.00)%	(2.72)%	—		0.98%		—		—
Class S	(12.21)%	(2.97)%	—		—		0.69%		—
Class S2	(12.34)%	—	—		—		—		17.04%
MSCI ACWI ex-U.S.	(13.71)%	(2.92)%	(2.92)%		1.48%		1.48%		19.11%
MSCI EAFE® Index	(12.14)%	(4.72)%	(4.72	)%(1)	(0.13	)%(2)	(0.13	)%(2)	16.50	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

8

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Artio Portfolio will be transferred to Templeton Portfolio, in exchange for shares of Templeton Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of December 31, 2011. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2011 (Unaudited)

	ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in securities at value +*	$409,869,883	$504,751,571	$—		$914,621,454
Short-term investments at value**	54,557,540	—	—		54,557,540
Cash	9,092	13,360,401	2,035,226	(B)	15,404,719
Cash collateral for futures	1,947,701	—	(1,947,701	)(B)	—
Foreign currencies at value****	30,132,919	78,293	—		30,211,212
Receivables:
Investment securities sold	2,028,017	76,183	—		2,104,200
Fund shares sold	211,227	117,649	—		328,876
Dividends	692,984	1,033,183	—		1,726,167
Interest	—	9			9
Foreign tax reclaim	141,927	848,903	—		990,830
Unrealized appreciation of forward foreign currency contracts	133,467	—	(133,467	)(B)	—
Total assets	499,724,757	520,266,192	(45,942)		1,019,945,007

LIABILITIES:
Payable for investment securities purchased	113,503	413	—		113,919
Payable for fund shares redeemed	120,457	1,208,319	—		1,328,776
Payable for foreign cash collateral for futures†	18,716	—	(18,716	)(B)	—
Payable upon receipt for securities loaned	12,858,957	—	—		12,858,957
Unrealized depreciation on forward foreign currency contracts	27,226	—	(27,226	)(B)	—
Payable to affiliates	492,101	522,188	—		1,014,289
Payable for trustee fees	—	2,598	—		2,598
Other accrued expenses and liabilities	—	151,223	—		151,223
Total liabilities	13,630,963	1,884,741	(45,942)		15,469,762
NET ASSETS	$486,093,794	518,381,451	$—		1,004,475,245

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,078,330,835	$718,629,056	$—		$1,796,959,891
Undistributed net investment income	2,617,919	14,331,435	—		16,949,354
Accumulated net realized loss	(554,881,304)	(158,544,310)	237,388	(B)	(713,188,226)
Net unrealized appreciation	(39,973,656)	(56,034,730)	(237,388	)(B)	(96,245,774)
NET ASSETS	$486,093,794	$518,381,451	$—		$1,004,475,245

+	Including securities loaned at value	$12,184,137	$—	$—	$12,184,137
*	Cost of investments in securities	$450,034,276	$560,678,241	$—	$1,010,712,517
**	Cost of short-term investments	$54,557,540	$—	$—	$54,557,540

9

		ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined
****	Cost of foreign currencies	$30,161,225	$78,392	$—		$30,239,617
†	Cost of payable for foreign cash collateral for futures	$18,716	$—	$(18,716	)(B)	$—
	Class ADV
	Net Assets	$1,908,221	$23,119,672	—		$25,027,893
	Shares authorized	unlimited	100,000,000			100,000,000
	Par value	$0.001	$0.001			$0.001
	Shares outstanding	215,754	2,446,137	(13,826	)(A)	2,648,065
	Net asset value and redemption price per share	$8.84	$9.45			$9.45

	Class I
	Net Assets	$31,163,371	$289,933,567	—		$321,096,938
	Shares authorized	unlimited	100,000,000			100,000,000
	Par value	$0.001	$0.001			$0.001
	Shares outstanding	3,474,285	30,452,313	(200,822	)(A)	33,725,776
	Net asset value and redemption price per share	$8.97	$9.52			$9.52

	Class S
	Net Assets	$421,574,596	$204,315,288	31,447,606	(A)(C)	$658,350,414
	Shares authorized	unlimited	100,000,000			100,000,000
	Par value	$0.001	$0.001			$0.001
	Shares outstanding	47,516,613	21,551,333	270,539	(A)	69,445,334
	Net asset value and redemption price per share	$8.87	$9.48			$9.48

	Class S2
	Net Assets	$31,447,606		(31,447,606	)(A)(C)
	Shares authorized	unlimited
	Par value	$0.001
	Shares outstanding	3,565,641		(3,565,641	)(A)(C)
	Net asset value and redemption price per share	$8.82

(A)  Reflects new shares issued, net of retired shares of ING Artio Foreign Portfolio. (Calculation: Net assets ÷ NAV per share)

(B)   Reflects adjustments due to pre-merger portfolio transitioning

(C)   Reflects adjustments due to merging Class S2 shares into Class S.

See Accompanying Notes to Pro Forma Financial Statements

10

STATEMENTS OF OPERATIONS for the year ended December 31, 2011 (Unaudited)

	ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,770,600	$21,550,773	$—		$32,821,373
Interest	31,575	4,770	—		36,345
Securities lending income, net	371,317	—	—		371,317
Total investment income	12,173,492	21,055,543	—		33,229,035

EXPENSES:
Investment management fees	—	4,827,048	5,415,050	(A)	10,242,098
Unified Fees	6,231,683	—	(6,231,683	)(A)	—
Distribution and service fees:
Class ADV	19,965	99,382	(6,655	)(A)	112,692
Class S	1,375,400	639,504	5	(A)	2,014,909
Class S2	204,683	2,947	0	(A)	207,630
Transfer agent fees	—	728	773	(A)	1,501
Administrative service fees	—	610,299	686,156	(A)	1,296,455
Shareholder reporting expense	—	93,691	35,956	(A)	129,647
Professional fees	91,165	158,441	86,970	(A)	336,576
Custody and accounting expense	—	277,364	311,839	(A)	589,203
Trustee fees and expenses	35,574	18,238	(15,069	)(A)	38,743
Interest expense	4,089	1,347	(2,575	)(A)	2,861
Miscellaneous expense	—	25,122	28,245	(A)	53,367
Total expenses	7,962,559	6,754,111	309,013		15,025,683
Net waived and reimbursed fees	(44,929)	(590)	3,993	(A)	(41,526)
Brokerage commission recapture	(18,160)	(18,258)	(2,367	)(A)	(38,785)
Net expenses	7,899,470	6,735,263	310,638		14,945,371
Net investment income	4,274,022	14,320,280	(310,638)		18,283,664

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	42,105,782	10,306,315	—		52,412,397
Foreign currency related transactions	(933,810)	648,376	106,241	(A)	(179,193)
Futures	(3,466,408)	—	131,147	(A)	(3,335,261)
Net realized gain (loss)	37,705,564	10,954,991	237,388		48,897,943
Net change in unrealized appreciation or depreciation on:
Investments	(180,011,278)	(95,928,320)	—		(275,939,598)
Foreign currency related transactions	(60,125)	(99,954)	(106,241	)(A)	(266,320)
Futures	131,147	—	(131,147	)(A)	—
Net change in unrealized appreciation or depreciation	(179,940,256)	(96,028,274)	(237,388)		(276,205,918)
Net realized and unrealized gain	(142,234,692)	(85,073,283)	—		(227,307,975)
Increase (decrease) in net assets resulting from operations	$(137,960,670)	$(70,753,003)	$(310,638	)(A)	$(209,024,311)

*Foreign taxes withheld	$1,250,300	$2,268,009	$—		$3,518,309

(A)  Reflects adjustment in expenses due to effects of new contractual rates.

See Accompanying Notes to Pro Forma Financial Statements

11

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
				COMMON STOCK: 90.7%
				Australia: 0.7%
208,721	—	208,721		Asciano Group	$959,145	$—	$959,145
133,398	—	133,398		Newcrest Mining Ltd.	4,065,311	—	4,065,311
693,864	—	693,864		Sydney Airport	1,885,972	—	1,885,972
					6,910,428	—	6,910,428

				Austria: 0.3%
—	285,860	285,860		Telekom Austria AG	—	3,419,836	3,419,836

				Bermuda: 0.3%
—	43,930	43,930		PartnerRe Ltd.	—	2,820,745	2,820,745

				Brazil: 0.7%
—	206,834	206,834		Petroleo Brasileiro SA ADR	—	5,139,825	5,139,825
—	100,920	100,920		Vale SA ADR	—	2,078,952	2,078,952
					—	7,218,777	7,218,777

				Canada: 3.8%
93,839	—	93,839		Barrick Gold Corp.	4,250,964	—	4,250,964
61,215	—	61,215	L	Cenovus Energy, Inc.	2,032,789	—	2,032,789
—	137,400	137,400		Husky Energy, Inc.	—	3,311,087	3,311,087
298,816	—	298,816	@	Ivanhoe Mines Ltd.	5,306,092	—	5,306,092
13,134	—	13,134		Pan American Silver Corp.	287,240	—	287,240
163,694	—	163,694		Potash Corp. of Saskatchewan, Inc.	6,766,286	—	6,766,286
279,950	—	279,950		Suncor Energy, Inc.	8,073,552	—	8,073,552
—	596,300	596,300		Talisman Energy, Inc.	—	7,597,521	7,597,521
					26,716,923	10,908,608	37,625,531

				China: 6.6%
84,500	—	84,500	L	Anhui Conch Cement Co., Ltd.	249,343	—	249,343
48,639	—	48,639	@	Baidu.com ADR	5,664,984	—	5,664,984
2,043,030	—	2,043,030		Belle International Holdings	3,549,294	—	3,549,294
908,180	—	908,180	L	Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd.	971,211	—	971,211
—	1,833,000	1,833,000		China Life Insurance Co., Ltd.	—	4,517,522	4,517,522
111,000	795,000	906,000		China Mobile Ltd.	1,078,430	7,723,892	8,802,322
482,000	—	482,000	L	China National Building Material Co., Ltd.	543,469	—	543,469
476,000	—	476,000		China Petroleum & Chemical Corp.	499,687	—	499,687
1,250,000	—	1,250,000		China Resources Enterprise	4,278,624	—	4,278,624
—	22,294,000	22,294,000		China Telecom Corp., Ltd.	—	12,680,540	12,680,540
—	1,987,570	1,987,570		Citic Pacific Ltd.	—	3,569,261	3,569,261
138,000	—	138,000		CNOOC Ltd.	240,637	—	240,637
106,801	—	106,801	@,L	Ctrip.com International Ltd. ADR	2,499,144	—	2,499,144
1,948,000	—	1,948,000		Dongfeng Motor Group Co., Ltd.	3,326,195	—	3,326,195
1,179,000	—	1,179,000	L	Golden Eagle Retail Group Ltd.	2,485,353	—	2,485,353
844,000	—	844,000	L	Intime Department Store Group Co. Ltd.	861,332	—	861,332
612,000	—	612,000		PetroChina Co., Ltd.	760,003	—	760,003

12

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
—	13,026,153	13,026,153		Shanghai Electric Group Co., Ltd.	$—	$6,006,988	$6,006,988
874,000	—	874,000	L	Tingyi Cayman Islands Holding Corp.	2,647,365	—	2,647,365
1,197,250	—	1,197,250		Wumart Stores, Inc.	2,496,281	—	2,496,281
					32,151,352	34,498,203	66,649,555

				Czech Republic: 0.6%
35,189	—	35,189		Komercni Banka AS	5,931,151	—	5,931,151

				Denmark: 1.0%
74,668	—	74,668		Novo-Nordisk A/S	8,578,100	—	8,578,100
—	119,830	119,830	@	Vestas Wind Systems A/S	—	1,288,783	1,288,783
					8,578,100	1,288,783	9,866,883

				Finland: 0.1%
64,808	—	64,808		Fortum OYJ	1,380,281	—	1,380,281

				France: 8.0%
—	79,980	79,980		Alstom	—	2,416,180	2,416,180
—	476,931	476,931		AXA S.A.	—	6,164,896	6,164,896
25,052	—	25,052		BNP Paribas	975,508	—	975,508
34,464	—	34,464		CFAO SA	1,165,968	—	1,165,968
—	110,730	110,730		Cie Generale des Etablissements Michelin	—	6,524,332	6,524,332
97,908	—	97,908		Cie Generale D’Optique Essilor International S.A.	6,901,675	—	6,901,675
51,980	—	51,980		Eutelsat Communications	2,024,662	—	2,024,662
—	446,220	446,220		France Telecom S.A.	—	6,984,063	6,984,063
47,028	130,246	177,274		Gaz de France	1,277,895	3,539,182	4,817,077
91,518	—	91,518		Groupe Danone	5,742,966	—	5,742,966
10,500	—	10,500		Iliad SA	1,292,359	—	1,292,359
31,065	—	31,065	L	LVMH Moet Hennessy Louis Vuitton S.A.	4,375,950	—	4,375,950
10,535	—	10,535		PPR	1,503,755	—	1,503,755
48,129	155,898	204,027		Sanofi-Aventis	3,518,111	11,395,758	14,913,869
105,078	—	105,078		Schneider Electric S.A.	5,493,607	—	5,493,607
19,808	—	19,808		Societe Generale	437,273	—	437,273
—	172,448	172,448		Total S.A.	—	8,799,637	8,799,637
					34,709,729	45,824,048	80,533,777

				Germany: 8.6%
20,533	—	20,533		Bayerische Motoren Werke AG	1,372,590	—	1,372,590
20,745	—	20,745		Brenntag AG	1,929,116	—	1,929,116
—	251,590	251,590		Celesio AG	—	3,979,628	3,979,628
40,497	—	40,497		DaimlerChrysler AG	1,774,110	—	1,774,110
76,779	—	76,779		Deutsche Bank AG	2,909,986	—	2,909,986
34,025	393,350	427,375		Deutsche Post AG	523,107	6,047,443	6,570,550
101,562	—	101,562		Deutsche Telekom AG	1,165,003	—	1,165,003
—	241,782	241,782		E.ON AG	—	5,210,426	5,210,426
190,023	—	190,023		Fraport AG Frankfurt Airport Services Worldwide	9,338,707	—	9,338,707
78,153	—	78,153		Fresenius AG	7,226,940	—	7,226,940
16,197	—	16,197		Henkel KGaA	783,621	—	783,621
42,278	—	42,278		Henkel KGaA - Vorzug	2,437,245	—	2,437,245
—	1,029,094	1,029,094		Infineon Technologies AG	—	7,729,011	7,729,011
—	76,740	76,740		Merck KGaA	—	7,642,074	7,642,074

13

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
—	46,660	46,660		Muenchener Rueckversicherungs AG	$—	$5,717,831	$5,717,831
31,341	—	31,341		RWE AG	1,100,173	—	1,100,173
8,526	193,706	202,232		SAP AG	450,953	10,245,405	10,696,358
—	96,313	96,313		Siemens AG	—	9,214,807	9,214,807
					31,011,551	55,786,625	86,798,176

				Hong Kong: 2.9%
—	2,414,500	2,414,500		AIA Group Ltd.	—	7,516,151	7,516,151
—	273,700	273,700		Cheung Kong Holdings Ltd. ADR	—	3,237,871	3,237,871
727,815	—	727,815		China Merchants Holdings International Co., Ltd.	2,105,077	—	2,105,077
1,497,000	—	1,497,000		Hang Lung Properties Ltd.	4,249,362	—	4,249,362
64,480	—	64,480		Hong Kong Exchanges and Clearing Ltd.	1,026,006	—	1,026,006
—	415,000	415,000		Hutchison Whampoa Ltd.	—	3,463,108	3,463,108
786,779	—	786,779		Lenovo Group Ltd.	523,393	—	523,393
970,578	—	970,578		Li & Fung Ltd.	1,788,408	—	1,788,408
—	361,500	361,500		Swire Pacific Ltd.	—	4,355,548	4,355,548
320,000	—	320,000		Zhuzhou CSR Times Electric Co., Ltd.	698,613	—	698,613
					10,390,859	18,572,678	28,963,537

				India: 2.1%
446,784	—	446,784		Adani Enterprises Ltd.	2,467,511	—	2,467,511
—	799,122	799,122		Housing Development Finance Corp.	—	9,800,446	9,800,446
—	218,930	218,930		ICICI Bank Ltd.	—	5,786,320	5,786,320
131,496	—	131,496		Jsw Steel Ltd.	1,254,591	—	1,254,591
591,619	—	591,619		Mundra Port and Special Economic Zone Ltd.	1,335,316	—	1,335,316
					5,057,418	15,586,766	20,644,184

				Ireland: 0.5%
714,036	—	714,036		Dragon Oil Plc	5,078,878	—	5,078,878

				Israel: 0.4%
89,405	—	89,405		Teva Pharmaceutical Industries Ltd. ADR	3,608,386	—	3,608,386

				Italy: 1.6%
—	387,065	387,065		ENI S.p.A.	—	7,980,346	7,980,346
295,640	2,201,636	2,497,276		Intesa Sanpaolo S.p.A.	492,392	3,666,852	4,159,244
44,928	—	44,928		Saipem S.p.A.	1,900,620	—	1,900,620
—	272,317	272,317		UniCredit SpA	—	2,246,102	2,246,102
					2,393,012	13,893,300	16,286,312

				Japan: 7.2%
44,116	—	44,116		Aisin Seiki Co., Ltd.	1,250,253	—	1,250,253
55,667	—	55,667		Canon, Inc.	2,449,756	—	2,449,756
9,100	—	9,100		Daikin Industries Ltd.	248,404	—	248,404
31,894	—	31,894		Fanuc Ltd.	4,864,864	—	4,864,864
153,620	—	153,620	L	Honda Motor Co., Ltd.	4,679,404	—	4,679,404
543,717	—	543,717		Isuzu Motors Ltd.	2,503,024	—	2,503,024
228,946	589,400	818,346		Itochu Corp.	2,321,389	5,976,198	8,297,587
372	—	372		KDDI Corp.	2,389,097	—	2,389,097
193,128	—	193,128		Komatsu Ltd.	4,503,341	—	4,503,341
122,964	—	122,964		Mitsubishi Corp.	2,478,310	—	2,478,310

14

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
251,286	—	251,286		Mitsubishi Electric Corp.	$2,408,284	$—	$2,408,284
—	1,162,300	1,162,300		Mitsubishi UFJ Financial Group, Inc.	—	4,920,576	4,920,576
66,900	—	66,900		Mitsui & Co., Ltd.	1,036,899	—	1,036,899
384,471	—	384,471		Nissan Motor Co., Ltd.	3,442,974	—	3,442,974
13,900	—	13,900		Nitto Denko Corp.	494,429	—	494,429
16,511	—	16,511		SMC Corp.	2,656,384	—	2,656,384
108,600	—	108,600		Softbank Corp.	3,189,373	—	3,189,373
146,947	—	146,947		Suzuki Motor Corp.	3,025,649	—	3,025,649
184,435	107,500	291,935		Toyota Motor Corp.	6,098,734	3,554,715	9,653,449
150,600	—	150,600		Uni-Charm Corp.	7,425,215	—	7,425,215
					57,465,783	14,451,489	71,917,272

				Lebanon: 0.1%
89,753	—	89,753	#	Solidere GDR	1,282,570	—	1,282,570

				Luxembourg: 0.4%
722,525	—	722,525		L’Occitane International SA	1,448,934	—	1,448,934
90,987	—	90,987		SES S.A.	2,179,740	—	2,179,740
					3,628,674		3,628,674

				Macau: 0.4%
854,800	—	854,800	@	Sands China Ltd.	2,398,218	—	2,398,218
768,100	—	768,100	L	Wynn Macau Ltd.	1,917,456	—	1,917,456
					4,315,674		4,315,674

				Mexico: 0.1%
316,121	—	316,121		Grupo Financiero Banorte SA de CV	957,105	—	957,105

				Netherlands: 6.0%
—	93,000	93,000		Akzo Nobel NV	—	4,481,620	4,481,620
24,144	—	24,144		ASML Holding NV	1,008,528	—	1,008,528
—	357,255	357,255		Koninklijke Philips Electronics NV	—	7,495,800	7,495,800
—	111,010	111,010		Randstad Holdings NV	—	3,265,624	3,265,624
55,503	—	55,503		Reed Elsevier NV	645,799	—	645,799
361,219	—	361,219		Royal Dutch Shell PLC - Class A	13,252,766	—	13,252,766
—	348,450	348,450		Royal Dutch Shell PLC - Class B	—	13,254,197	13,254,197
—	272,512	272,512		SBM Offshore NV	—	5,586,132	5,586,132
98,749	237,050	335,799		Unilever NV	3,395,333	8,150,602	11,545,935
					18,302,426	42,233,975	60,536,401

				Nigeria: 0.4%
6,854,228	—	6,854,228		Nigerian Breweries PLC	3,987,531	—	3,987,531

				Norway: 2.3%
—	428,280	428,280		Statoil ASA	—	10,968,377	10,968,377
—	715,540	715,540		Telenor ASA	—	11,708,928	11,708,928
					—	22,677,305	22,677,305

				Portugal: 0.3%
—	580,950	580,950		Portugal Telecom SGPS S.A.	—	3,345,923	3,345,923

15

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
				Romania: 0.6%
1,418,538	—	1,418,538		BRD-Groupe Societe Generale	$4,554,469	$—	$4,554,469
14,656,000	—	14,656,000		OMV Petrom SA	1,271,508	—	1,271,508
					5,825,977	—	5,825,977

				Russia: 1.2%
4,923	—	4,923		Magnit OAO	430,449	—	430,449
66,654	—	66,654		Pharmstandard	3,467,026	—	3,467,026
3,277,720	—	3,277,720		Sberbank of Russian Federation	8,076,236	—	8,076,236
					11,973,711	—	11,973,711

				Singapore: 1.7%
—	1,154,500	1,154,500		DBS Group Holdings Ltd.	—	10,247,668	10,247,668
—	2,728,000	2,728,000		Singapore Telecommunications Ltd.	—	6,497,412	6,497,412
					—	16,745,080	16,745,080

				South Korea: 3.3%
—	145,608	145,608		KB Financial Group, Inc.	—	4,563,355	4,563,355
—	105,784	105,784	@	LG Electronics, Inc.	—	6,845,887	6,845,887
—	7,830	7,830		Posco	—	2,582,812	2,582,812
4,116	—	4,116		Samsung Electronics Co., Ltd.	3,786,053	—	3,786,053
—	32,483	32,483	@	Samsung Electronics Co., Ltd. GDR	—	14,936,904	14,936,904
					3,786,053	28,928,958	32,715,011

				Spain: 1.9%
89,465	—	89,465		Banco Bilbao Vizcaya Argentaria S.A.	770,668	—	770,668
228,771	486,591	715,362		Banco Santander Central Hispano S.A.	1,728,281	3,676,017	5,404,298
—	135,271	135,271		Repsol YPF S.A.	—	4,138,646	4,138,646
—	531,199	531,199		Telefonica S.A.	—	9,151,560	9,151,560
					2,498,949	16,966,223	19,465,172

				Sweden: 1.3%
101,035	—	101,035		Atlas Copco AB - Class A	2,164,827	—	2,164,827
74,957	—	74,957	L	Elekta AB	3,241,085	—	3,241,085
—	744,650	744,650		Telefonaktiebolaget LM Ericsson	—	7,551,208	7,551,208
75,339	—	75,339		TeliaSonera AB	510,496	—	510,496
					5,916,408	7,551,208	13,467,616

				Switzerland: 7.5%
—	99,019	99,019		Adecco S.A.	—	4,126,743	4,126,743
—	83,700	83,700		Credit Suisse Group	—	1,961,775	1,961,775
46,415	—	46,415		Dufry Group	4,260,094	—	4,260,094
4,557	—	4,557		Flughafen Zuerich AG	1,580,614	—	1,580,614
48,096	153,740	201,836		Nestle S.A.	2,761,842	8,828,293	11,590,135
133,186	92,996	226,182		Novartis AG	7,603,999	5,309,428	12,913,427
15,081	59,950	75,031		Roche Holding AG - Genusschein	2,550,474	10,138,645	12,689,119
6,536	—	6,536		Swatch Group AG - BR	2,432,812	—	2,432,812
53,474	183,721	237,195		Swiss Re Ltd.	2,718,603	9,340,326	12,058,929

16

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
20,134	—	20,134		Syngenta AG	$5,916,387	$—	$5,916,387
130,924	222,812	353,736		UBS AG - Reg	1,553,110	2,643,149	4,196,259
5,596	—	5,596		Zurich Financial Services AG	1,260,820	—	1,260,820
					32,638,755	42,348,359	74,987,114

				Taiwan: 1.4%
—	626,784	626,784		Compal Electronics, Inc.	—	3,125,772	3,125,772
1,153,000	2,305,251	3,458,251		Taiwan Semiconductor Manufacturing Co., Ltd.	2,880,885	5,759,900	8,640,785
—	195,316	195,316		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	—	2,521,529	2,521,529
					2,880,885	11,407,201	14,288,086
				Ukraine: 0.0%
1,788,271	—	1,788,271	@	Raiffeisen Bank Aval	29,685	—	29,685

				United Kingdom: 16.4%
83,944	—	83,944		Amec PLC	1,182,205	—	1,182,205
255,415	—	255,415		ARM Holdings PLC	2,357,583	—	2,357,583
—	949,290	949,290		Aviva PLC	—	4,415,433	4,415,433
—	1,533,120	1,533,120		BAE Systems PLC	—	6,774,532	6,774,532
276,380	—	276,380		Barclays PLC	756,913	—	756,913
459,535	—	459,535		BG Group PLC	9,817,265	—	9,817,265
282,833	—	282,833		BHP Billiton PLC	8,268,751	—	8,268,751
—	931,060	931,060		BP PLC	—	6,632,159	6,632,159
25,730	—	25,730		Burberry Group PLC	473,110	—	473,110
108,000	—	108,000		Centrica PLC	485,078	—	485,078
370,478	—	370,478		Compass Group PLC	3,515,354	—	3,515,354
172,911	233,610	406,521		CRH PLC	3,432,024	4,636,808	8,068,832
215,660	—	215,660		Diageo PLC	4,712,155	—	4,712,155
251,152	544,857	796,009		GlaxoSmithKline PLC	5,722,687	12,414,976	18,137,663
264,729	—	264,729		Hikma Pharmaceuticals PLC	2,545,757	—	2,545,757
577,221	—	577,221		HSBC Holdings PLC	4,406,499	—	4,406,499
—	846,400	846,400		HSBC Holdings PLC	—	6,447,526	6,447,526
—	1,509,100	1,509,100	@	International Consolidated Airlines Group SA	—	3,447,721	3,447,721
—	1,598,725	1,598,725		Kingfisher PLC	—	6,212,593	6,212,593
—	988,660	988,660		Marks & Spencer Group PLC	—	4,774,995	4,774,995
104,921	—	104,921		National Grid PLC	1,014,136	—	1,014,136
—	115,060	115,060		Pearson PLC	—	2,159,509	2,159,509
86,660	—	86,660	@	Pharmstandard - Reg S GDR	1,218,847	—	1,218,847
158,970	—	158,970	@	Premier Oil PLC	895,238	—	895,238
43,051	—	43,051		Reckitt Benckiser PLC	2,123,260	—	2,123,260
41,457	—	41,457		Rio Tinto PLC	2,025,016	—	2,025,016
255,092	710,950	966,042		Rolls-Royce Holdings PLC	2,953,474	8,231,432	11,184,906
170,034	—	170,034		Smith & Nephew PLC	1,650,146	—	1,650,146
—	229,268	229,268		Standard Chartered PLC	—	5,014,631	5,014,631
70,697	1,051,970	1,122,667		Tesco PLC	442,336	6,581,957	7,024,293
4,118,660	3,777,936	7,896,596		Vodafone Group PLC	11,483,176	10,533,209	22,016,385
243,585	—	243,585		WPP PLC	2,554,518	—	2,554,518
156,748	—	156,748		Xstrata PLC	2,386,495	—	2,386,495
					76,422,023	88,277,481	164,699,504
				Total Common Stock (Cost $ 1,006,368,363)	405,830,277	504,751,571	910,581,848

17

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
				PREFERRED STOCK: 0.3%
				Germany: 0.3%
19,740	—	19,740		Volkswagen AG	$2,951,347	$—	$2,951,347

				Total Preferred Stock (Cost $ 3,251,405)	2,951,347	—	2,951,347

				STRUCTURED PRODUCTS: 0.1%
				Ireland: 0.1%
231,829	—	231,829	@,Z	Ryanair Holdings Equity-Linked Notes (Counterparty: Barclays Bank PLC), 11/02/12	1,088,259	—	1,088,259

				Total Structured Products (Cost $ 1,092,749)	1,088,259	—	1,088,259

				Total Long-Term Investments (Cost $ 1,010,712,517)	409,869,883	504,751,571	917,572,801

				SHORT-TERM INVESTMENTS: 5.4%
				Securities Lending Collateral(cc)(1): 1.3%
3,054,002	—	3,054,002		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,054,022, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $3,115,082, due 05/15/24-04/15/41)	$3,054,002	$—	$3,054,002
3,054,002	—	3,054,002		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,054,042, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $3,115,082, due 06/01/17-09/01/44)	3,054,002	—	3,054,002
3,054,002	—	3,054,002		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,054,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $3,115,082, due 01/19/12-12/20/41)	3,054,002	—	3,054,002
642,949	—	642,949		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $642,956, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $655,808, due 06/28/12-11/01/41)	642,949	—	642,949
3,054,002	—	3,054,002		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $3,054,009, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $3,115,086, due 02/15/15-06/30/15)	3,054,002	—	3,054,002
					12,858,957	—	12,858,957

18

PORTFOLIO OF INVESTMENTS

As of December 31, 2011 (Unaudited)

		Pro Forma
ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio			ING Artio Foreign Portfolio	ING Templeton Foreign Equity Portfolio	Pro Forma ING Templeton Foreign Equity Portfolio
	Shares					Value
			Mutual Funds: 4.1%
41,698,583	—	41,698,583	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $41,698,583)		$41,698,583	$—	$41,698,583

			Total Short-Term Investments (Cost $54,557,540)		54,557,540	—	54,557,540

			Total Investments in Securities (Cost $ 1,065,270,057) *	96.5%	$464,427,423	504,751,571	972,130,341
			Other Assets and Liabilities - Net	3.5	21,666,371	13,629,880	32,344,904
			Net Assets	100.0%	$486,093,794	518,381,451	$1,004,475,245

	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
Z	Indicates Zero Coupon Bond, rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is:	$513,001,275	$563,173,471	$1,076,174,746
Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$14,397,233	47,523,439	$61,920,672
	Gross Unrealized Depreciation	(62,971,085)	(105,945,339)	(168,916,424)
	Net Unrealized Depreciation	$(48,573,852)	$(58,421,900)	$(106,995,752)

See accompanying notes to the pro forma financial statements

19

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

                The Board of Directors/Trustees (“Board”) of ING Artio Foreign Portfolio (“Artio Portfolio”) and ING Templeton Foreign Equity Portfolio (“Templeton Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated November 17, 2011, (the “Plan”) whereby, subject to approval by the shareholders of Artio Portfolio, Templeton Portfolio will acquire all of the assets of Artio Portfolio, subject to the liabilities of such Portfolio, in exchange for Templeton Portfolio issuing shares of such fund to shareholders of Artio Portfolio in a number equal in value to net assets of Artio Portfolio (the “Merger”).

                The Merger will be accounted for as a tax-free merger of investment companies with Templeton Portfolio remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 2011.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Artio Portfolio and Templeton Portfolio at December 31, 2011.  The unaudited pro forma Statement of Operations reflects the results of operations of Artio Portfolio and Templeton Portfolio for the twelve-months ended December 31, 2011.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Artio Portfolio and Templeton Portfolio under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Artio Portfolio and Templeton Portfolio as of December 31, 2011. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Artio Portfolio and the purchases of assets Templeton Portfolio may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Templeton Portfolio for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

20

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Templeton Portfolio issued in connection with the proposed acquisition of Artio Portfolio by Templeton Portfolio as of December 31, 2011.  The number of additional shares issued was calculated by dividing the net assets of each class of Artio Portfolio by the respective class net asset value per share of Templeton Portfolio.

Note 4 — Merger Costs:

                Directed Services LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

                Merger costs to be incurred by Directed Services LLC are estimated at approximately $176,150. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

                Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

                It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

21

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 28, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 28, 2012.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

ING Artio Foreign Portfolio

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 28, 2012, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒       PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                          To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Templeton Foreign Equity Portfolio (“Templeton Portfolio”), providing for the reorganization of the Portfolio with and into Templeton Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting

Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 28, 2012

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 28, 2012.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒    PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                          To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Templeton Foreign Equity Portfolio (“Templeton Portfolio”), providing for the reorganization of the Portfolio with and into Templeton Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

ING Partners, Inc.

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15.   INDEMNIFICATION

Article Ninth, Section (d) of the Registrant’s Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Section XI.B of the Amended and Restated Administrative Services Agreement, filed as exhibit (h)(1), to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference, provides for indemnification of the Administrator.

ITEM 16. EXHIBITS

(1)	(A)

Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(B)

Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(C)

Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(D)

Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(E)

Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(F)

Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

1

(G)

Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(H)

Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(I)

Articles Supplementary to Articles of Incorporation effective August 20, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(J)

Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(K)

Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(L)

Articles Supplementary to Articles of Incorporation effective June 10, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(M)

Articles Supplementary to Articles of Incorporation effective November 1,  2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(N)

Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(O)

Articles Supplementary dated August 8, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(P)

Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(Q)

Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.— Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(R)

Articles of Amendment, effective April 28, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(S)

Article of Amendment effective August 7, 2006 regarding ING MFS Capital Opportunities Portfolio name change — Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

2

(T)

Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(U)

Articles Supplementary effective June 13, 2007 regarding Solution Growth and Income Portfolio and Solution Growth Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(V)

Articles of Amendment effective August 20, regarding the name change of ING Davis Venture Value Portfolio — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(W)

Articles of Amendment effective November 29, 2007 regarding the dissolution of ING Fundamental Research Portfolio — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(X)

Articles Supplementary dated February 27, 2007 to the Articles of Incorporation of ING Partners, Inc. — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(Y)

Articles Supplementary dated January 16, 2009 to the Articles of Incorporation of ING Partners, Inc. — Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(Z)

Articles Supplementary dated March 18, 2009 to the Articles of Incorporation of ING Partners, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(AA)

Articles Supplementary dated April 1, 2009 regarding the name change of ING Columbia Small Cap Value II Portfolio — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(BB)

Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated June 22, 2009 — Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant’s Form N-1A Registration Statement on December 3, 2009 and incorporated herein by reference.

(CC)

Articles of Amendment dated July 29, 2009 regarding the dissolution of ING American Century Large Company Value Portfolio and ING Neuberger Berman Partners Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(DD)

Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated March 19, 2010 regarding the creation of ING Solution Aggressive Portfolios and ING Solution Conservative Portfolios — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

3

(EE)

Articles of Amendment effective April 30, 2010 regarding ING Legg Mason ClearBridge Aggressive Growth Portfolio name change — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(FF)

Articles of Amendment effective September 8, 2011 regarding the dissolution of ING Baron Asset Portfolio and ING Fidelity® VIP Growth Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(GG)

Articles of Amendment effective January 21, 2011 regarding ING Oppenheimer Global Strategic Income Portfolio name change — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(HH)

Articles of Amendment effective February 17, 2011 regarding the dissolution of ING Legg Mason ClearBridge Aggressive Growth Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(II)

Articles of Amendment effective April 29, 2011 regarding name change of ING Columbia Small Cap Value Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(JJ)

Articles Supplementary dated August 19, 2011 to the Articles of Incorporation of ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(KK)

Articles of Amendment dated September 23, 2011 regarding the dissolution of Adviser Class’ shares of ING Pioneer High Yield Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 56 to Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

(2)	By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(i)

Amendment to the By-laws of ING Partners, Inc. dated November 10, 2005 — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(3)	Not Applicable.

(4)

Agreement and Plan of Reorganization between ING Artio Foreign Portfolio, a series of ING Investors Trust, and ING Templeton Foreign Equity Portfolio, a Series of ING Partners, Inc. — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)

Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

4

(6)	(A) (1)

Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(i)

Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(ii)

Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

(iii)

Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)

Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No.  21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(v)

Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)

Side Agreement dated June 1, 2009 between Directed Service LLC and ING Partners, Inc. regarding waiver of advisory fee for ING Templeton Foreign Equity Portfolio (when investing in Templeton Institutional Funds-Foreign Smaller Companies Series) — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(vii)

Letter agreement effective June 1, 2010 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING T. Rowe Price Growth Equity Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(viii)

Amended Schedule A and Amended Schedule B dated September 28, 2011 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services, LLC. — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(ix)

Letter agreement effective January 21, 2011 between Directed Services LLC and ING Partners, Inc. regarding waiver of advisory fee and reduction of the investment management fee for ING Global Bond Portfolio (formerly, ING Global Strategic Income Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated

5

herein by reference.

(x)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING American Century Small-Mid Cap Value Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(xi)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Columbia Small Cap Value II Portfolio from May 1, 2011 through and including May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(xii)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Davis New York Venture Portfolio from May 1, 2011 through and including May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(xiii)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Invesco Van Kampen Comstock Portfolio (formerly, ING Van Kampen Comstock Portfolio) for the period from May 1, 2011 through and including May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(xiv)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING T. Rowe Price Growth Equity Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(xv)

Letter Agreement dated May 1, 2011 to reduce annual investment management fee for ING T. Rowe Price Growth Equity Portfolio for the period from June 1, 2010 through May 1, 2012 (reduction in excess of $500,000 all ING funds managed by T. Rowe Price) — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(B)	Investment Sub-Advisory Agreements

(1)

Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)

Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) — Filed as an Exhibit to Post-Effective Amendment

6

No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)

Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)

Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)

Third Amendment dated August 1, 2008 between UBS Global Asset Management, Inc. and Directed Services LLC — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(v)

Amended Appendix A to Investment Sub-Advisory Agreement dated November 2009 between Directed Services LLC and UBS Global Asset Management (Americas) Inc. — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(2)

Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)

Letter Agreement dated December 5, 2001 for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)

Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)

Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

	(v)	Fourth Amendment effective December 15, 2006 to the Investment Sub-Advisory

7

Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)

Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)

Fifth Amendment effective May 1, 2007 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(viii)

Sixth Amendment effective July 7, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(ix)

Seventh Amendment effective August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(x)

Eighth Amendment effective June 1, 2010 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(3)

Investment Sub-Advisory Agreement dated April 1, 2010 between Directed Services LLC and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(4)

Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Amendment No. 2 dated May 12, 2005 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc.  — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)

Amendment No. 3 dated December 7, 2005 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s

8

Registration Statement on December 6, 2005 and incorporated herein by reference.

(iv)

Fourth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)

Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services LLC —  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)

Fifth Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and BAMCO, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(vii)

Amended Appendix A dated November 2010 to Investment Sub-Advisory Agreement between Directed Services LLC and BAMCO, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(5)

Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)

Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.-  — Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)

Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

	(v)	Third Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and J.P. Morgan Investment Management Inc. —

9

Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(6)

Investment Sub-Advisory Agreement dated March 12, 2002 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC — Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)

Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)

Third Amendment dated April 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and Pacific Investment Management Company, LLC — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(v)

Fourth Amendment dated August 1, 2008 of the Investment Sub-Advisory Agreement between Directed Services LLC and Pacific Investment Management Company, LLC — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(7)

Investment Sub-Advisory Agreement dated March 12, 2002 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(8)

Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc.  Filed as an Exchibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)

First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)

Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated

10

herein by reference.

(iii)

Letter Agreement dated April 23, 2008 between Directed Services LLC and ING Partners, Inc. regarding waiver of sub-advisory fee for ING Oppenheimer Strategic Income (investing in Oppenheimer Master Loan Fund) — Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant’s Form N-1A Registration Statement on December 3, 2009 and incorporated herein by reference.

(iv)

Second Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and OppenheimerFunds, Inc — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(v)

Amended Schedule A to Investment Sub-Advisory Agreement dated January 2011 between Directed Services LLC and OppenheimerFunds, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(9)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)

First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)

Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)

Amended Schedule A dated September 6, 2008 to the Sub-Advisory Agreement between Directed Services LLC and Pioneer Investment Management, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(10)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)

Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)

First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC —  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

11

(iii)

Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)

Letter Agreement dated June 1, 2009 between Directed Services LLC and Templeton Investment Counsel, LLC regarding waiver of sub-advisory fee for ING Templeton Foreign Equity Portfolio (when investing in Templeton Institutional Funds — Foreign Smaller Companies Series) — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(11)

Sub-Advisory Agreement dated May 1, 2010 between Directed Services LLC and Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(12)

Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. — Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)

First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)

Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)

Amended Schedule A effective September 1, 2009 to the Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

(13)

Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and Annuity Company and Thornburg Investment Management — Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)

First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)

Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services LLC — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(14)	Sub-Advisory Agreement dated June 7, 2011 between Directed Services LLC and ING

12

Investment Management Asia/Pacific (Hong Kong) Limited regarding ING Global Bond Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(i)

Letter Agreement dated June 7, 2011 to reduce the annual sub-advisory fee for ING Global Bond Portfolio from June 7, 2011 through May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(15)

Sub-Advisory Agreement dated June 7, 2011 between Directed Services LLC and ING Investment Management Co. LLC (formerly, ING Investment Management Co.) regarding ING Global Bond Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(i)

Letter Agreement dated January 21, 2011 to the Interim Sub-Advisory Agreement dated January 21, 2011 to reduce the annual management fee for ING Global Bond Portfolio from January 21, 2011 through May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(16)

Sub-Advisory Agreement dated June 7, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. regarding ING Global Bond Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(i)

Letter Agreement dated June 7, 2011 to reduce the annual management fee for ING Global Bond Portfolio from June 7, 2011 through May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(7)	(A)(1)

Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)

Amended Schedule A, dated September 28, 2011, to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC. — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(8)		Not Applicable.

(9)	(A) (1)

Custody Agreement dated January 6, 2003 between ING Partners, Inc. and The Bank of New York Mellon- Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)

Amended Exhibit A effective September 30, 2011 to the Custody Agreement with The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

	(2)	Foreign Custody Manager Agreement dated January 6, 2003, with The Bank of New York

13

Mellon — Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)

Amended Exhibit A effective September 30, 2011 to the Foreign Custody Manager Agreement with The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(ii)

Amended Schedule 2 effective June 4, 2008 to the Foreign Custody Manager Agreement with the Bank of New York Mellon (formerly The Bank of New York) — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(3)

Fund Accounting Agreement dated January 6, 2003, with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)

Amended Exhibit A effective September 30, 2011 to the Fund Accounting Agreement with The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(10)	(A)(1)

Plan of Distribution pursuant to Rule 12b-1 of ING Partners, Inc. regarding Adviser Class shares renewed November 19, 2003 — Filed as an Exhibit to Post-Effective amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(B)(1)

Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Service 2 Class shares approved on November 14, 2008 — Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective September 28, 2011, to the Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Service 2 Class shares — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(ii)

Letter Agreement, dated September 28, 2011, between ING Investments Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class S2 shares of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2050 Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio through May 1, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(C)(1)

Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Class T shares approved May 12, 2005 — Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant’s Form N-1A Registration Statement on December 3, 2009 and incorporated herein by reference.

		(i)	Letter Agreement, dated May 1, 2011, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of the Registrant

14

through May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(ii)

Letter Agreement, dated September 28, 2011, between ING Investments Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2050 Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio through May 1, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(iii)

Amended Schedule A, effective September 28, 2011, to the Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Class T shares — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(D)(1)

Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)

Letter Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Adviser Class shares of ING Oppenheimer Strategic Income Portfolio through May 1, 2009 — Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(E)(1)

Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)

Letter Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Service Class shares of ING Baron Small Cap Growth Portfolio through May 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(F)(1)

Shareholder Servicing Plan of ING Partners, Inc. for Class T Shares adopted May 12, 2005 — Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)

Amended Schedule A, effective September 28, 2011, with respect to ING Partners, Inc. Class T Shareholder Servicing Plan — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(G)(1)

Shareholder Servicing Plan of ING Partners, Inc. for Service 2 Class shares adopted November 14, 2008 — Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

	(i)	Amended Schedule A, effective September 28, 2011, with respect to ING Partners,

15

Inc., Shareholder Servicing Plan for Service 2 Class shares — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(H)(1)

Third Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System amended as of November 14, 2008 — Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective September 28, 2011, to the Third Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(11)	Opinion and Consent of Counsel — Filed herein.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)(1)

Amended and Restated Administrative Services Agreement entered into on November 19, 2003 as amended and restated on November 30, 2008 (for ING Baron Asset Portfolio, ING Columbia Small Cap Value Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) between ING Partners, Inc. and ING Funds Services, LLC - Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)

Amended Schedule A and Amended Schedule B, effective January 21, 2011, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC (for ING Columbia Small Cap Value Portfolio, ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio), ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(2)

Amended and Restated Administrative Services Agreement entered into on November 19, 2003 as amended and restated on November 30, 2008 (for all Portfolios except ING Baron Asset Portfolio, ING Columbia Small Cap Value Portfolio, ING Neuberger Berman Partners Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) between ING Partners, Inc. and ING Funds Services, LLC — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)

Amended Schedule A and Amended Schedule B, dated September 28, 2011, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC (for all Portfolios except ING Columbia Small Cap Value Portfolio, ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio), ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

	(B)(1)	License Agreement between Aetna and T. Rowe Price Associates,

16

Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(C)(1)

Transfer Agency Services Agreement dated February 25, 2009 by and between PNC Global Investment Servicing (U.S.) Inc. (“PNC”) and ING Partners, Inc. — Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 1, 2011, to the Transfer Agency Services Agreement between PNC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(ii)

Amendment to Transfer Agency Services Agreement, effective February 8, 2011, between PNC Global Investment Servicing (U.S.) Inc. (now known as BNY Mellon Investment Servicing (US) Inc.) and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(iii)

Form of Amended Exhibit A, effective September 28, 2011, to the Transfer Agency Services Agreement between PNC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(D)(1)

Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York Mellon - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 28, 2011, to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(E)(1)	Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(F)(1)

Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.— Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(G)(1)

Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the AdviserClass Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by

17

reference.

(H)(1)

Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(2)

Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(3)

Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(4)

Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(5)

Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(I)(1)

Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services LLC. and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)

First Amendment, dated January 30, 2009, to the Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services LLC and ING Partners, Inc. — Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant’s Form N-1A Registration Statement on December 3, 2009 and incorporated herein by reference.

(ii)

Amended Schedule A effective January 1, 2011 to the Amended and Restated Expense Limitation Agreement between Directed Services LLC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(2)

Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services LLC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)

First Amendment to the Amended and Restated Expense Limitation Agreement dated January 30, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 49 to Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

18

(ii)

Amended Schedule A dated September 28, 2011 to Amended and Restated Expense Limitation Agreement between Directed Services LLC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant’s Form N-1A Registration Statement on September 27, 2011 and incorporated herein by reference.

(3)

Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding expense limitation for ING Invesco Van Kampen Comstock Portfolio (formerly, ING Van Kampen Comstock Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(4)

Letter agreement effective January 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding expense limitation for ING UBS U.S. Large Cap Equity Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(14)	Consent of independent registered public accounting firm — Filed herein.

(15)	Not Applicable.

(16)

Powers of Attorney — filed as attachments to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2011 and are incorporated herein by reference.

(17)	Not Applicable.

ITEM 17. UNDERTAKINGS

None.

19

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 3rd day of April, 2012.

ING PARTNERS, INC.

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	April 3, 2012

John V. Boyer*	Director	April 3, 2012

Patricia W. Chadwick*	Director	April 3, 2012

J. Michael Earley*	Director	April 3, 2012

Patrick W. Kenny*	Director	April 3, 2012

Shaun P. Mathews*	Interested Director and President and Chief Executive Officer	April 3, 2012

20

Sheryl K. Pressler*	Director	April 3, 2012

Colleen D. Baldwin*	Director	April 3, 2012

Peter S. Drotch*	Director	April 3, 2012

Roger B. Vincent*	Director	April 3, 2012

Robert W. Crispin*	Interested Director	April 3, 2012

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**                                  Powers of Attorney for Todd Modic and each Director were filed as attachments to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2011 and are incorporated herein by reference.

21

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm

22